(Loss) Earnings Per Share	6 Months Ended
Jun. 30, 2024
Earnings Per Share [Abstract]
(LOSS) EARNINGS PER SHARE

10. (LOSS) EARNINGS PER SHARE

On May 11, 2022, the Company closed an issuance of 15,750 Series A Convertible Redeemable Preferred Shares (“Preferred Shares”) to a third party, at a per share price of $190.4762. The Company raised $3,000,000 from the issuance of Preferred Shares. The Series A Convertible Redeemable Preferred Shares were converted into 582,924 Class B Ordinary Shares on August 18, 2023, when the Company’s Class B Ordinary Shares commenced trading on NASDAQ.

Holders of Class A ordinary shares and Class B ordinary shares will be entitled to the same amount of dividends, if declared. The (loss) earnings per Class A ordinary shares and (loss) earnings per Class B ordinary shares are the same. The following table sets forth the computation of basic and diluted (loss) earnings per share for the six months ended June 30, 2024 and 2023:

	For the Six Months Ended June 30,
	2024	2023
Net (loss) income	$(6,335,879)	$5,648,757

Accretion of convertible redeemable preferred shares	—	(120,000)
Net income attributable to Able View Global Inc’s preferred shareholders	—	(85,728)
Net (loss) income attributable to Able View Global Inc’s ordinary shareholders	$(6,335,879)	$5,443,029

(Loss) earnings per share – basic and diluted	$(0.15)	$0.14

Weighted average shares – basic and diluted	41,755,549	37,732,310

For the six months ended June 30, 2024 and 2023, the outstanding convertible redeemable preferred shares and warrants (Note 9), including Public Warrants and Private Warrants, were excluded from the calculation of diluted net (loss) earnings per ordinary share, as their inclusion would have been anti-dilutive for the periods prescribed. For the six months ended June 30, 2024, the earnout shares (Note 13) were excluded from the calculation of diluted net earnings per ordinary share, as the Company expected that it would not meet the performance target for the year ending December 31, 2024.